UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12

ImmunityBio, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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P.O. BOX 8016, CARY, NC 27512-9903

ImmunityBio, Inc.

Important Notice Regarding the Availability

of Proxy Materials

Annual Meeting of Stockholders to be held on

June 14, 2022

For Stockholders of Record as of April 18, 2022

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials and obtain directions to attend the meeting live via webcast, go to: www.proxydocs.com/IBRX.

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/IBRX.
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before June 3, 2022.

To order paper materials, use one of the following methods:

INTERNET www.investorelections.com/IBRX	TELEPHONE (866) 648-8133	* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone, you will need the 12 digit control number located in the shaded box above.	* If requesting material by e-mail, please send a
blank e-mail with the 12 digit control number
(located above) in the subject line. No other
requests, instructions OR other inquiries should be
included with your e-mail requesting material.

ImmunityBio, Inc.
Meeting Type:	Annual Meeting of Stockholders
Date: Tuesday, June 14, 2022
Time: 9:30 AM, Pacific Time
Place: Annual Meeting to be held live via the Internet.
Please visit www.proxydocs.com/IBRX for more details.
You must register to attend the Annual Meeting online and/or participate at www.proxydocs.com/IBRX.
SEE REVERSE FOR FULL AGENDA

ImmunityBio, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2 AND 3

PROPOSAL

1.

To elect nine directors from the nominees named in the proxy statement to serve until our 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified or until their earlier resignation or removal.

1.01 Patrick Soon-Shiong, M.D.

1.02 Richard Adcock

1.03 Barry J. Simon, M.D.

1.04 Michael D. Blaszyk

1.05 John Owen Brennan

1.06 Wesley Clark

1.07 Cheryl L. Cohen

1.08 Linda Maxwell, M.D.

1.09 Christobel Selecky

2.	To approve an amendment to the ImmunityBio, Inc. 2015 Equity Incentive Plan to increase the number of shares of the company’s common stock authorized for issuance under the plan by 19,900,000 shares.

3.	To ratify the selection of Ernst & Young LLP as ImmunityBio’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

4.	To transact other business that may properly come before the Annual Meeting.